                                                                    EXHIBIT 21.1

                               SUBSIDIARY LISTING

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Advent Guaranty Corporation.................................  Vermont
Advent Life Insurance Company...............................  Arizona
AKREO Service Corp..........................................  Ohio
Altegra Credit Company......................................  Delaware
American Mortgage Source, Inc...............................  Delaware
Ash Realty Company, Inc.....................................  Indiana
B. & L. Consultants, Inc....................................  Massachusetts
Bank Service Corporation of Indiana (2).....................  Indiana
Buckeye Service Corp........................................  Ohio
Capstone Realty, Inc........................................  Ohio
Caribbean Data Services, Ltd................................  Delaware
Churchill Insurance Agency, Inc.............................  Kentucky
Circle Equity Leasing Corporation of Michigan...............  Michigan
Commercial Servicing, Inc...................................  Indiana
Electronic Payment Services, Inc. (4).......................  Delaware
EQK Realty Holdings, Inc....................................  Pennsylvania
FA Holdings, Inc............................................  Delaware
Financial Alliance Processing Services, Inc.................  Delaware
First National Broadway Corp................................  Kentucky
First of America Brokerage Service Inc......................  Michigan
First of America Capital Trust I (Trust)....................  Michigan
First of America Community Development Corporation..........  Michigan
First of America Insurance Group -- Illinois, Inc...........  Illinois
First of America Securities, Inc............................  Michigan
FOA Investco-Michigan, Inc..................................  Michigan
Fort Wayne Capital Trust I (Trust)..........................  Indiana
Gem America Realty and Investment Corporation...............  Ohio
Gem Financial Insurance Agency, Inc. (Inactive).............  Ohio
Gulfstream Global Investors, Ltd. (10)......................  Texas
Harva, Inc. (Inactive)......................................  Delaware
Integra Brokerage Services Company (Inactive)...............  Pennsylvania
Integra Business Credit Company.............................  Pennsylvania
Integra Holdings Limited (Inactive).........................  Delaware
Integra Investment Company (Inactive).......................  Delaware
J B H Travel Audit Inc......................................  Colorado
LBCC Properties, Inc........................................  Delaware
Liberty Business Credit Corporation (Inactive)..............  Pennsylvania
LSB Properties, Inc.........................................  Delaware
Merchants Capital Management, Inc...........................  Indiana
Muirfield Mortgage Limited Partnership (7)..................  Texas
NC Acquisition, Inc. (Inactive).............................  Delaware
NC Illinois Trust Company...................................  Illinois

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
NCBI Holdings, Inc..........................................  Indiana
NPC Check Services, Inc.....................................  Delaware
NPC International (Barbados) Holdings Limited...............  Barbados
NPC International (Barbados) Limited........................  Barbados
NPC International (Jamaica) Limited.........................  Jamaica
NPC Internacional, S.A. de C.V. (3).........................  Mexico
NPC Services, Inc...........................................  Arizona
NTA, Inc....................................................  Washington
NatCity Investments, Inc....................................  Indiana
National Capital Properties, Inc............................  Kentucky
National City Bank..........................................  United States
National City Bank of Indiana...............................  United States
National City Bank of Kentucky..............................  United States
National City Bank of Michigan/Illinois.....................  United States
National City Bank of Pennsylvania..........................  United States
National City Bank of Southern Indiana......................  United States
National City Canada, Inc...................................  Canada
National City Capital Corporation...........................  Delaware
National City Capital Trust I (Trust).......................  Ohio
National City Commercial Finance, Inc.......................  Ohio
National City Commercial Leasing, Inc.......................  Ohio
National City Community Development Corporation.............  Ohio
National City Credit Corporation............................  Ohio
National City Financial Corporation.........................  Ohio
National City Holdings, Inc.................................  Ohio
National City Indiana, LLC (9)..............................  Indiana
National City Insurance Agency, Inc.........................  Indiana
National City Insurance Agency of Indiana, Inc..............  Indiana
National City Insurance Agency of Kentucky, Inc.............  Kentucky
National City Insurance Agency of Ohio, Inc.................  Ohio
National City Insurance Agency of Pennsylvania, Inc.........  Pennsylvania
National City Insurance Group, Inc..........................  Michigan
National City Investments Corporation.......................  Kentucky
National City Investment Management Company.................  Michigan
National City Leasing Corporation...........................  Kentucky
National City Life Insurance Agency of Ohio, Inc. (8).......  Ohio
National City Life Insurance Company........................  Arizona
National City Mortgage Company..............................  Ohio
National City Mortgage Services Co..........................  Michigan
National City Trade Services Limited (6)....................  Hong Kong
National City Trust Company (1).............................  United States
National City Venture Corporation...........................  Delaware
National Processing Company.................................  Kentucky
National Processing, Inc. (5)...............................  Ohio
New England AFC (Inactive)..................................  Massachusetts

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
New England Trust Company...................................  Rhode Island
Northwest Traffic Associates, Inc...........................  Washington
Nottingham Corporation......................................  Pennsylvania
Ohio National Corporation Trade Services....................  Ohio
Scott Street Properties, Inc................................  Ohio
Second Premises Corporation.................................  Kentucky
SLC Capital, Inc............................................  Ohio
Sterling Asset Management Co................................  Ohio
Stored Value Systems, Inc...................................  Delaware
The Loan Zone, Inc. (Inactive)..............................  Ohio
The Madison Bank and Trust Company..........................  Indiana
UBK Realty, Inc.............................................  Kentucky
Western Properties, Inc.....................................  Pennsylvania
Western Reserve Company.....................................  Pennsylvania

100% ownership unless otherwise noted:

    (1) Except for directors qualifying shares

    (2) 33 1/3% held by National City Bank of Indiana

    (3) 99.6% held by National Processing Company

    (4) 20% held by National City Corporation

    (5) 87.7% held by National City Corporation

    (6) 99% held by Ohio National Corporation Trade Services and 1% held by National City Corporation

    (7) 51% held by National City Mortgage Co.

    (8) National City Holding, Inc. owns all the non-voting shares and A. Joseph Parker owns all the voting shares

    (9) 99% owned by National City Bank of Indiana and 1% owned by NCBI Holdings, Inc.

    (10) 72% held by National City Investment Management Company